MONTHLY OPERATING REPORT

CHAPTER 11

Case Name:	Mississippi Chemical Corporation

Case Numbers:	03-2984 WEE	03-2986 WEE	03-2988 WEE	03-2990 WEE	03-2992 WEE
	03-2985 WEE	03-2987 WEE	03-2989 WEE	03-2991 WEE	03-2993 WEE

For Period:	March 1, 2004	to	March 31, 2004

Mark One Box For Each Required Report/Document		This Report is Due 15 Days After the End of the Month.

The debtor must attach each of the following reports unless the United States Trustee has waived the requirements in writing.  File original with Clerk of Court and duplicate with UST with an original signature.

Report/Document Attached	Previously Waived	Required Reports / Documents

X		Comparative Balance Sheets (FORM 2-B)

X		Profit and Loss Statement (FORM 2-C)

X		Cash Receipts & Disbursements Statement (FORM 2-D)

X		Supporting Schedules (FORM 2-E)

X		Narrative (FORM 2-F)

	X	Copies of Bank Statement(s) and Reconciliations of Bank Balance to Book Balance for all Account(s)

I declare under penalty of perjury that the following Monthly Financial report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Executed on:	May 17, 2004		Debtor(s):	Mississippi Chemical Corporation

			By:	/s/ Mickey W. Crane
Mickey W. Crane

			Position:	Director of Accounting

			Phone:	662.746.4131

FORM 2-A

MISSISSIPPI CHEMICAL CORPORATION
Combined Balance Sheets
Case Number: 03-2984WEE

(Dollars in Thousands)	5/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	1/31/004	02/29/04	03/31/04	04/30/04	05/31/04
ASSETS
Current assets:
Cash and cash equivalents	$2,126	$2,441	$6,101	$22,115	$15,614	$10,769	$2,823	$7,976	$3,986	$10,255	$6,230	$5,133
Accounts receivable, net of allowance for doubtful accounts	39,909	41,587	56,404	34,785	42,548	35,868	43,866	44,324	48,532	44,625	75,559	51,856
Inventories:
Finished products	39,612	44,783	29,121	32,294	20,802	20,388	24,000	16,634	11,226	26,329	27,893	19,699
Raw materials	5,958	6,660	6,415	5,582	6,761	6,502	5,508	5,678	5,920	6,719	7,249	8,219
Replacement Parts	31,991	31,195	30,750	30,957	30,773	30,568	31,190	26,776	26,647	26,638	28,539	25,371
Prepaid expenses and other current assets	7,801	9,199	5,039	11,573	10,894	11,791	11,997	8,866	17,379	16,608	13,797	13,233
Deferred income taxes	5,388	6,474	3,112	3,177	3,182	3,151	3,529	2,142	10,402	12,095	4,276	3,363
Current assets from discontinued operations								18,747	29,762	30,808	752	8,147
Total current assets	132,784	142,339	136,942	140,483	130,573	119,037	122,913	131,143	153,853	174,075	164,295	135,020

Investments in affiliates	110,706	111,126	111,441	112,872	114,408	111,995	111,352	111,502	118,082	122,383	123,897	126,007
Assets held for sale						35,299	35,378	(0)	1,958	1,958	1,958	4,198
Other assets	26,688	27,738	10,345	9,599	8,852	8,258	7,562	6,903	6,208	5,512	4,817	4,322
Property, plant and equipment, net of accumulated depreciation	297,836	295,644	289,362	288,215	285,623	215,265	214,027	212,703	209,561	208,368	207,233	173,803
Long-term assets from discontinued operations								44,886	-	-	-	1,882
	$568,014	$576,846	$548,090	$551,169	$539,455	$489,855	$491,232	$507,137	$489,662	$512,297	$502,200	$445,232
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Debt due within one year		$-	$-	$-	$-	$-	$2,500	$-	$96,700	$106,909	$108,037	$106,913
Accounts payable	$(0)	12,276	15,736	25,579	20,670	17,994	17,660	20,178	19,976	29,152	26,437	20,571
Accrued liabilities	614	1,780	4,633	4,826	6,868	6,900	6,604	12,995	9,790	11,090	11,098	10,777
Deferred income taxes	0	0	0	(0)	(0)	0	(0)	0	(0)	0	(29)	0
Current liabilities from discontinued operations								6,123	3,800	4,346	2,591	1,522
Total current liabilities	614	14,056	20,369	30,405	27,539	24,894	26,765	39,297	130,266	151,497	148,133	139,783

Liabilities subject to compromise:
Secured	38	159,729	158,423	158,423	158,423	158,424	158,424	158,424	68,424	68,424	68,424	52,317
Priority	11,063	9,566	10,092	10,092	10,092	10,092	10,092	1,194	1,194	1,194	1,194	1,194
Unsecured	300,030	301,021	239,040	238,120	237,491	237,050	237,042	234,295	233,309	233,202	232,000	231,987
	470,126	470,316	407,555	406,636	406,007	405,567	405,559	393,913	302,927	302,821	301,619	285,498

Long-term debt								(0)	(0)	(0)	(0)	(0)
Other long-term liabilities and deferred credits	15,197	14,289	36,872	37,434	36,811	36,158	36,091	34,823	35,084	35,043	34,980	34,527
Deferred income taxes			26,518	24,151	21,342	6,074	6,059	18,820	29,365	29,340	21,326	21,143
Long-term liabilities from discontinued operations								2,440	-	-	-	-

Shareholders' equity:
Common stock	280	280	280	280	280	280	280	280	280	280	280	280
Additional paid-in capital	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063
Accumulated deficit	(196,012)	(200,050)	(209,046)	(213,175)	(217,953)	(248,461)	(248,439)	(247,519)	(273,576)	(268,875)	(266,806)	(300,489)
Accumulated other comprehensive income (loss)	221	367	(12,046)	(12,151)	(12,159)	(12,245)	(12,671)	(12,505)	(12,273)	(15,398)	(15,115)	(13,099)
Treasury stock, at cost	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)
Total Shareholders' equity	82,078	78,185	56,776	52,543	47,757	17,163	16,759	17,845	(7,981)	(6,404)	(4,053)	(35,719)
	$568,014	$576,846	$548,090	$551,169	$539,455	$489,855	$491,232	$507,137	$489,662	$512,297	$502,006	$445,232	#REF!	#REF!

FORM 2-B

MISSISSIPPI CHEMICAL CORPORATION
Combined Profit & Loss Statements
Case Number: 03-2984WEE

(Dollars in Thousands)	Fiscal Year To Date 5/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04	03/31/04	04/30/04	05/31/04
Revenues:
Net sales	$379,708	$18,651	$45,987	$28,258	$37,016	$33,759	$41,209	$22,719	$47,178	$38,061	$50,143	$18,760
Other revenue	1,331	184	508	434	355	366	381	350	387	393	359	350
	381,039	18,834	46,494	28,692	37,371	34,126	41,590	23,069	47,565	38,454	50,501	19,109

Operating expenses:
Cost of products sold	368,401	20,813	43,102	27,856	36,771	36,333	35,286	18,062	34,954	29,636	43,931	14,104
Selling, general and administrative	28,082	1,828	1,815	2,619	2,058	2,189	2,090	(190)	1,971	1,967	1,525	2,378
Impairment of long-lived assets	70,889	-	4,229	-	-	-	-	-	-	-	-	-
Idle plant cost	14,107	358	2,629	3,228	3,400	4,216	1,085	(3,554)	96	0	0	(2,717)
	481,480	23,000	51,774	33,702	42,228	42,739	38,462	14,318	37,021	31,602	45,456	13,765

Operating income	(100,441)	(4,166)	(5,279)	(5,010)	(4,858)	(8,613)	3,128	8,751	10,544	6,852	5,045	5,344

Other expense (income):
Interest, net	26,475	1,741	918	1,897	1,737	1,711	1,840	1,597	1,559	2,178	2,745	2,419
Other	(5,023)	191	(232)	(245)	(271)	(138)	(133)	(204)	(113)	(317)	(219)	(65)

(Loss) income before reorganization expenses and income taxes	(121,893)	(6,097)	(5,965)	(6,662)	(6,324)	(10,186)	1,422	7,357	9,098	4,990	2,520	2,991

Reorganization items:
Legal & professional fees	2,794	-	821	(307)	1,056	1,199	764	1,525	1,489	1,028	1,094	863
Financing fees	-	-	-	-	-	-	-	-	-	-	-	-
Severance and employee retention							768	72	228	49	90	1,912
Bankruptcy trustee fees	-	-	-	57	12	79	(3)	(20)	62	(15)	(10)	54
Settlements with customers and vendors								-	-	-	-	-
Impairment of long-lived assets						34,197		(34,197)	(175)	-	-	21,251
Rejected executory contracts								-	-	-	-	-
Other	-	-	-	-	-	-	-	19	3,793	(23)	(113)	(555)
	38	-	821	(250)	1,068	35,475	1,530	(32,601)	5,417	1,060	1,082	23,544

(Loss) income from continuing operations and before income taxes	(124,687)	(6,097)	(6,786)	(6,412)	(7,392)	(45,660)	(108)	39,959	3,681	3,931	1,437	(20,553)

Income tax (benefit) expense	(31,908)	(2,059)	2,210	(2,283)	(2,614)	(15,152)	(131)	16,830	18,835	(35)	(530)	8,518

Net (loss) income from continuing operations	(92,779)	(4,038)	(8,996)	(4,129)	(4,778)	(30,508)	23	23,130	(15,155)	3,966	1,968	(29,072)

Discontinued operations:
(Loss) income from operations of discontinued potash division								(22,880)	825	736	725	(4,611)
(Loss) on disposal of discontinued potash division									(11,728)	-	(624)	-
	-	-	-	-	-	-	-	(22,880)	(10,903)	736	101	(4,611)
Net (loss) income	$(92,779)	$(4,038)	$(8,996)	$(4,129)	$(4,778)	$(30,508)	$23	$250	$(26,057)	$4,701	$2,069	$(33,682)

FORM 2-C

MISSISSIPPI CHEMICAL CORPORATION
Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
(Dollars in Thousands)
Week Ending	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04	03/31/04	04/30/04	05/31/04
Beginning Cash Balance	$2,126	$2,441	$6,101	$22,115	$15,614	$10,769	$2,823	$7,976	$3,986	$10,255	$6,230	$5,133	$ 5,133

Operating Receipts
Deposits	17,576	37,356	51,814	31,734	48,938	39,347	51,478	56,933	52,567	59,699	56,220
Intercompany Transfers	28,352	41,478	45,360	41,294	95,295	84,088	61,429	85,378	63,964	65,866	78,305
Total Cash Receipts	45,928	78,834	97,175	73,028	144,233	123,434	112,908	142,310	116,532	125,565	134,524	-	-

Operating Disbursements:
Raw Material Purchases	3,719	7,975	12,210	13,942	22,329	14,616	13,202	13,468	5,765	14,072	19,799
Natural Gas	9,322	9,867	8,904	5,764	11,100	14,374	14,120	22,886	30,087	26,735	19,672
Payroll & Benefits	2,409	4,888	3,829	3,915	3,745	5,790	4,660	4,880	4,719	4,783	4,123
Utilities			1,211	1,583	2,520	2,000	1,016	1,918	1,643	1,609	1,146
Interest		2,412	1,044	-	2,227	1,042	-	2,271	1,344	1,158	2,085
Delivery & Storage		2,988	2,960	3,098	2,139	3,351	3,382	3,733	4,155	3,971	3,276
Operating &Maintenance Materials			1,811	1,121	1,992	1,622	1,750	2,801	2,444	3,160	1,134
Taxes, Licenses, Duties, etc.	809	3,094	1,423	2,065	1,965	2,237	1,660	3,073	4,287	2,148	2,128
Reorganization	698	-	373	583	1,252	1,682	472	8,703	720	662	587
Capital Expenditures		527	970	727	1,094	686	351	1,084	555	363	1,176
Chemicals			835	801	859	563	1,793	883	660	1,449	731
Insurance			197	3,580	629	1,055	662	662	920	643	13
Trustee Fees			57	12	1	76	-	-	88	-	-
Intercompany Payments	28,352	41,478	45,360	41,294	95,295	84,088	61,429	85,378	63,964	65,866	78,305
Other	837	2,553	998	802	1,446	1,293	1,076	1,270	1,707	1,617	7,235
Total Operating Disbursements	46,146	75,782	82,182	79,287	148,593	134,475	105,572	153,010	123,056	128,234	141,409	-	-

Net Cash Flows from Operations	(218)	3,052	14,993	(6,260)	(4,360)	(11,041)	7,335	(10,699)	(6,525)	(2,669)	(6,884)	-	-

Negative Cash Balance Reclassified to Payables	532	608	1,021	(241)	(485)	595	317	10	3,293	(1,856)	(2,413)

Net DIP Advances (Payments)	38	-	-	-	-	2,500	(2,500)	96,700	9,500	500	8,200

Ending Cash Balances	$2,479	$6,101	$22,115	$15,614	$10,769	$2,823	$7,976	$3,986	$10,255	$6,230	$5,133	$5,133	$ 5,133

Loan Balances
DIP Balance, Beginning	$-	$-	$-	$-	$-	$-	$2,500	$-	$96,700	$106,909	$108,037	$106,237	$ 106,237
Net DIP Advances (Payments)	-	-	-	-	-	2,500	(2,500)	96,700	9,500	500	(1,800)	-	-
DIP Balance, Ending	-	-	-	-	-	2,500	-	96,700	106,200	107,409	106,237	106,237	106,237
Accrued Interest	-	-	-	-	-	-	-	-	709	628	676	-	-
Total DIP Balances	$-	$-	$-	$-	$-	$2,500	$-	$96,700	$106,909	$108,037	$106,913	$106,237	$ 106,237

Trustee Fees (Dollars):
Beginning Balance	$-	$56,500	$68,750	$72,500	$76,250	$77,500	$81,000	$82,250	$87,500	$76,500	$84,250	$84,250	$ 84,250
Estimated	56,500	12,250	60,250	16,000	1,750	79,500	1,250	5,250	76,500	7,750	-
Payment			(56,500)	(12,250)	(500)	(76,000)	-	-	(87,500)	-	-
Ending Balance	$56,500	$68,750	$72,500	$76,250	$77,500	$81,000	$82,250	$87,500	$76,500	$84,250	$84,250	$84,250	$ 84,250

FORM 2-D

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedule-Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
For the Period: March 1, 2004 to March 31, 2004

	Case Numbers==>	03-2984	03-2985	03-2986	03-2987	03-2988	03-2989	03-2990	03-2991	03-2992	03-2993
(Dollars in Thousands)	Total	Mississippi Chemical Corporation	Mississippi Nitrogen, Inc.	MissChem Nitrogen, LLC	Mississippi Chemical Company, LP	Mississippi Chemical Management Company	Mississippi Phosphates Corporation	Mississippi Potash, Inc.	Eddy Potash, Inc.	Triad Nitrogen, LLC	Melamine Chemicals, Inc.

Beginning Cash Balance	$ 6,230	$ 6,213	$ 0	$ 1	$ (0)	$ 0	$ 6	$ 1	$ 0	$ 8	$ (0)

Operating Receipts
Deposits	56,220	10,558			37,239		6,262			569	1,592
Intercompany Deposits	78,305	25,679	11,633	11,194		316	9,826	7,896	1	10,402	1,357
Total Cash Receipts	134,524	36,237	11,633	11,194	37,239	316	16,088	7,896	1	10,971	2,949

Operating Disbursements:
Raw Material Purchases	19,799	15	11,193	6			7,464			6	1,115
Natural Gas	19,672			10,136			170	56		9,311
Payroll & Benefits	4,123	3,727		8			59	273		55
Utilities	1,146	82		62		1	340			516	144
Interest	2,085	2,079						6
Delivery & Storage	3,276		439	138	2,158	191	233			23	95
Operating & Maintenance Materials	1,134	1		297		3	572	0		126	135
Taxes, Licenses, Duties, etc.	2,128	1,568	1	73	88		28	107		263
Reorganization	587	587
Capital Expenditures	1,176	12		6			629			529
Chemicals	731			157			470			100	4
Insurance	13	13
Trustee Fees	-
Intercompany Payments	78,305	36,822			34,819		5,347				1,317
Other	7,235	582		145	89	38	273	5,716		288	102
Total Operating Disbursements	141,409	45,488	11,633	11,030	37,154	233	15,584	6,158	-	11,217	2,913

Net Cash Flows from Operations	(6,884)	(9,251)	-	165	85	83	504	1,738	1	(246)	36

Negative Cash Balance Reclassified to Payables	(2,413)	(86)		(165)	(57)	(83)	(494)	(1,737)	(1)	246	(36)

Net DIP Advances (Payments)	8,200	8,200

Ending Cash Balances	$ 5,133	$ 5,076	$ 0	$ 1	$ 28	$ 0	$ 16	$ 2	$ 0	$ 8	$ (0)

Loan Balances
DIP Balance, Beginning	$ 108,037	$ 108,037	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net DIP Advances (Payments)	(1,800)	(1,800)	-		-	-	-		-	-	-
DIP Balance, Ending	106,237	106,237	-	-	-	-	-	-	-	-	-
Accrued Interest	676	676	-	-	-	-	-	-	-	-	-
Total DIP Balances	$ 106,913	$ 106,913	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Cumulative Disbursements-Quarter 1, 2004	$ 392,699	$ 113,421	$ 20,573	$ 30,666	$ 101,352	$ 710	$ 42,265	$ 30,440	$ 20	$ 44,798	$ 8,455

Trustee Fees (Dollars):
Beginning Balance	$ 84,250	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 3,750	$ 10,000	$ 10,000	$ 500	$ 10,000	$ 10,000
Estimated	-	-	-	-	-	-	-	-	-	-	-
Payment	-	-	-	-	-	-	-	-	-	-	-
Ending Balance	$ 84,250	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 3,750	$ 10,000	$ 10,000	$ 500	$ 10,000	$ 10,000

FORM 2-E.1

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Accounts Payable and Accounts Receivable Summary
For the Period: March 1, 2004 to March 31, 2004
Case Number: 03-2984WEE

(Dollars in Thousands)	Total	0 - 30	31-60	61-90	Over 90
Accounts Payable Aging:
Taxes --
FIT	$ (62)	$ (62)
FICA	(48)	(48)
FUTA	1	1
SIT	140	140
SUTA	75	75
Other	1,373	1,373
A/P Trade	640	640
A/P Received not paid	13,058	13,058
A/P Consignment parts	1	1
A/P Freight	859	859
A/P Contract retention	215	215
A/P Competitive discounts	(182)	(182)
A/P Medical claims - IBNR	465	465
A/P Other	5,655	5,655
Employee benefits & withholdings	4,549	4,549
Accrued taxes - Federal & State	-	0
Accrued interest	1,809	1,809
Closure cost - Current	2,800	2,800
	$ 31,348	$ 31,348	$ -	$ -	$ -

Accounts Receivable Aging:
A/R Trade	$ 47,844	37,493	10,042	56	252
A/R Miscellaneous Billings	418	328	5	0	85
A/R Other	3,594	3,594
A/R Affiliates	0	0
Notes Receivable-Employees	0	0
	$ 38	$ 41,415	$ 10,047	$ 56	$ 337

   FORM 2-E.2

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Insurance Coverage Summary
For the Period: March 1, 2004 to March 31, 2004
Case Number: 03-2984WEE

Type	Carrier/Agent	Coverage ($)	Date of Expiration	Premium Paid
Insurance Schedule:
Excess Workers' Compensation	National Union/Alembic Captive	Statutory	07/01/04	Yes
	Arthur J. Gallagher & Co.	$ 1,000,000

Workers' Compensation	National Union/Alembic Captive	Statutory	07/01/04	Yes
	Arthur J. Gallagher & Co.	$ 1,000,000

General Liability	National Union/Alembic Captive	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Automobile Liability	National Union/Alembic Captive	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Pollution Legal Liability	American International SLIC	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Maritime Liability	American Home Assurance Company	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Foreign Casualty Package	ACE	$ 1,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Directors & Officers Liability	Federal Insurance Company	$ 7,500,000	07/15/04	Yes
Marsh, Chicago

Excess Directors & Officers Liability	XL	$ 7,500,000	07/15/04	Yes
Marsh, Chicago

Fiduciary Liability	Federal Insurance Company	$ 5,000,000	07/15/04	Yes
Marsh, Chicago

Excess Liability (1st Layer)	National Union Fire insurance Company	$ 25,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Excess Liability (2nd Layer)	ACE	$ 25,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Excess Liability (3rd Layer)	AWAC	$ 50,000,000	07/01/04	Yes
Arthur J. Gallagher & Co. and JLT Risk Solution (Bermuda)

Excess Liability (4th Layer)	Starr Excess	$ 50,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Property/Time Element Insurance	Lloyd's of London and others	$300,000,000	07/01/04	Yes
Arthur J. Gallagher & Co., JLT Risk Solutions (London & Bermuda) and Creative Risk Solutions

Transit Insurance	St. Paul Fire & Marine Insurance Company	$ 9,000,000	Until Cancelled	Yes
Marsh, Chicago

Crime Insurance	Federal Insurance Company	$ 5,000,000	07/15/04	Yes
Marsh, Chicago

Special Crime Insurance	Federal Insurance Company	$ 10,000,000	07/15/04	Yes
Marsh, Chicago

Political Risk	Lloyd's of London and others	$292,506,612	07/01/05	Yes
Arthur J. Gallagher & Co.

FORM 2-E.3

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Narrative
For the Period: March 1, 2004 to March 31, 2004
Case Number: 03-2984WEE

DISCUSSION

A	On March 2, 2004, Mississippi Chemical Corporation through two wholly owned subsidiaries (Mississippi Potash, Inc.- 03-2990 and Eddy Potash, Inc. - 03-2991) completed the disposition of substantially all of such subsidiaries' assets to two subsidiaries of Intrepid Mining LLC, a Denver, Colorado, based natural resources company ("Buyer"), pursuant to that certain Asset Purchase Agreement, dated as of November 26, 2003. The Buyer is not affiliated with the Company. The closing purchase price was approximately $28.4 million.
B	Mississippi Chemical Corporation (the "Company") announced on March 25, 2004 changes to the operations of its Donaldsonville complex. The Donaldsonville complex is comprised of Triad Nitrogen, LLC and Melamine Chemicals, Inc. The Company announced that the Ammonia No. 2 plant would operate as a swing production plant and the Ammonia No. 1 plant would be permanently idled. Both plants are part of Triad Nitrogen LLC. The ammonia storage infrastructure at this facility lends itself to operate mainly as a terminal facility in the future. Ammonia No. 2 will produce on an as needed basis and will be dependent upon customer demand and prevailing market conditions at a particular point in time. The Company announced also that it would permanently close and exit the melamine and urea operations that are part of Melamine Chemicals, Inc.
C	The combined balance sheets and combined profit and loss statement for the month of February 2004 has been restated to reflect the disposal of our potash assets.

FORM 2-E.4